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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 2002


                                    L90, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                   000-28893           95-4761069
------------------------------        ------------      ------------------
(State or other jurisdiction          (Commission       (IRS Employer
of incorporation or organization)     File Number)      Identification No.)

4499 Glencoe Avenue
Marina del Rey, California                            90292
------------------------------------------      ------------------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (310) 751-0200

Item 4.           Changes in Registrant's Certifying Accountant.

            On June 28, 2002, L90, Inc. (the "Company") terminated the engagement of Arthur Andersen, LLP ("Andersen") as its independent accountant. The decision to terminate the engagement with Andersen was made by the Audit Committee of the Company's Board of Directors (the "Audit Committee"), as ratified by the Company's Board of Directors.

            Andersen's report on the financial statements of the Company for each of the years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

            During the years ended December 31, 2000 and December 31, 2001 and the interim period between December 31, 2001 and June 28, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the same periods, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC")) other than
Item 304(a)(1)(v)(A), where Andersen advised the Audit Committee in its letter dated May 13, 2002 that Andersen's audit disclosed certain conditions that Andersen believes to be material weaknesses. These control weaknesses included inadequate documentation of accounting, disbursement and other policies (including barter arrangements), credit approval procedures, segregation of duties with respect to commissions, sales personnel and insertion order data entry, controls over contract execution and site management. Andersen's letter also advised the Audit Committee that these matters were considered by Andersen in its auditor's report dated May 13, 2002.

            The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 28, 2002, stating its agreement with such statements.

            The Company is considering several public accounting firms to replace Andersen.



Item 7.           Financial Statements and Exhibits.

                  (c)   Exhibits

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Exhibits
--------

Document Description                                   Exhibit No.
--------------------                                   -----------

Letter from Arthur Andersen, LLP                          16.1

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 28, 2002                       L90, INC.
                                    a Delaware corporation


                                    By: /s/ Peter M. Huie
                                       ---------------------------------
                                    Peter M. Huie, General Counsel, Vice
                                    President, Secretary

                                  EXHIBIT INDEX

Document Description                                   Exhibit No.
--------------------                                   -----------

Letter from Arthur Andersen, LLP                          16.1


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